[MFS LOGO](R)
INVESTMENT MANAGEMENT

                                        MFS(R) CHARTER
                                        INCOME TRUST


                                        ANNUAL REPORT o NOVEMBER 30, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Results of Shareholder Meetings ........................................... 10
Portfolio of Investments .................................................. 11
Financial Statements .....................................................  20
Notes to Financial Statements ............................................  24
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 34

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
NOT A DEPOSIT             NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-December, major U.S. and overseas stock market indices have shown positive performance for two straight months -- something we haven't seen in a long time. The Dow Jones Industrial Average has recently recorded its second-best October ever, in terms of percentage gains(1). We see these as hopeful signs in what has been a difficult year for investors in stocks and corporate bonds. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-December, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In addition, worker productivity in the third quarter grew at the highest rate since 1966 -- 5.1% on an annualized basis, according to the Labor Department. Higher productivity may allow firms to raise wages without raising prices.

Our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. An encouraging sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, that consumer confidence still appears weak, and that the situation with Iraq adds to market uncertainty.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

We understand that the past few years have been discouraging. Short-term events have sorely tested investors' long-term faith in the market. However, we would caution investors about reacting to market news -- good or bad -- by making major changes in their portfolios. We would suggest that in difficult times it is even more important to have a long-term financial plan and to talk on a regular basis with your investment professional. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    December 16, 2002

------------
(1) Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Joseph C. Flaherty, Jr.]
     Joseph C. Flaherty, Jr.

Dear Shareholders,
For the 12 months ended November 30, 2002, the trust provided a total return of 5.99% based on its beginning and ending stock market prices and assuming the reinvestment of any dividends and capital gains distributions paid during the period. The trust's total return based on its net asset value (NAV) was 6.10%. During the same period, the trust's benchmarks, the J.P. Morgan Non-Dollar Government Bond Index, the Lehman Brothers Government Bond Index, and the Lehman Brothers High Yield Bond Index, returned 11.81%, 7.91%, and -3.16%, respectively. The J.P. Morgan Non-Dollar Government Bond Index is an unmanaged aggregate of actively traded government bonds issued by 12 countries, excluding the United States, with remaining maturities of at least one year. The Lehman Brothers Government Bond Index is unmanaged and comprises all publicly issued debt obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index.

During the past 12 months, the U.S. Federal Reserve Board (the Fed) made periodic cuts to short-term interest rates in an effort to stimulate a sagging economy. By the end of November, short-term rates stood at 1.25%. In 2002, accounting scandals and fraud in some of this country's largest companies were front-page news. Stocks plunged across all industries, and corporate bonds mirrored stock performance. Investment-grade bonds, even those issued by companies with clean balance sheets, became much less attractive to potential buyers. In July of 2002, the high-yield market declined severely when the number of companies that were unable to make timely principal and/or interest payments rose to new levels. There was a flight to quality as investors sold their corporate bonds in favor of the safety offered by U.S. government securities.

International bond markets, especially European holdings denominated in local currencies, benefited from the strength of those currencies relative to a weaker U.S. dollar. However, currency-hedged international government bonds lagged their U.S. counterparts when the U.S. dollar declined in value. (A currency hedge is used to reduce currency risks associated with ownership of international securities that are not denominated in U.S. dollars.) Emerging market bonds experienced a period of volatility during the summer but by the end of the period delivered returns that were comparable to their developed counterparts.

TIMELY ADDITION OF HIGH-QUALITY BONDS TO CORPORATE ALLOCATION
Historically, we had concentrated our corporate holdings in high yield bonds. However, in the fourth quarter of 2001, we decided to add investment-grade bonds to our corporate bond allocation. While this decision resulted in a somewhat lower yield, the higher quality bonds made a positive contribution to performance by holding their value better when market conditions deteriorated in the summer of 2002.

BRIGHT SPOTS IN QUALITY, INTERNATIONAL, AND BANKING
Generally, the trust's overall focus on quality helped its performance throughout the past 12 months. For example, we were overweight U.S. Treasury and government bonds for much of the year, and they generated positive returns for the trust.

International investments in Germany, the United Kingdom, and "dollar bloc" countries such as Canada also performed well for the trust. These issues offered higher yields than U.S. Treasury securities and provided additional diversification to the high-quality portion of the portfolio. An increase in currency exposure boosted trust performance in late spring through mid-summer when the U.S. dollar weakened.

The trust's holdings in emerging market bonds stand at nearly 6% of the portfolio, down from roughly 10% at the beginning of the period. We have invested in what we believe is a well-diversified group that includes Mexico and Russia. Both of those countries have made solid progress in reforming social, political, and economic policies. As a result, their credit quality has improved and they are much better able to attract investment capital.

The trust had a relatively large portion of its investment-grade corporate bond holdings invested in U.S. banks, one of the few groups in the corporate sector that did well. A hot U.S. housing market translated into increased mortgage lending that improved business profitability for banks. The bank bonds we held were well-capitalized and had a strong consumer base and fewer credit problems than many investors expected.

HIGH-YIELD BOND HOLDINGS REDUCED
Although the trust avoided most of the bonds with significant accounting and corporate governance problems such as Enron and Tyco, it did not escape from the general declines experienced in corporate bond markets, especially in the high-yield market. We reduced our high-yield holdings throughout the year from approximately 17% at the beginning of the period to roughly 11% by the end as we moved some of those assets into investment-grade bonds. Our high-yield holdings detracted from performance when corporate issuers were unable to fulfill their obligations. Our strategy within the high-yield sector was to increase the trust's diversification across industries, focus on more liquid issues where there was a ready market for buyers, and improve the credit quality of our holdings.

OPPORTUNITIES IN MORTGAGE-BACKED AND INTERNATIONAL BONDS
The trust's mortgage-backed bonds have done well in the past few months, and we think they will continue to be attractive assets. Recently, we've become more interested in 15-year mortgage issues for several reasons. First, mortgage-backed securities have higher yields than comparable U.S. Treasury bonds. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Second, after the most recent interest rate cut by the Fed, we think that there may be another spate of refinancing, but that it would be the last for the near future. Third, if the U.S. economy does strengthen and the Fed were to raise interest rates, we believe that the 15-year maturity range may be less volatile in a potentially rising interest rate market.

We continue to favor overseas bonds as we head into the new year. As of November 30, yields on international bonds such as those from Germany, United Kingdom, Denmark, Canada, and New Zealand are higher than the yields on U.S. Treasury securities. We believe that these non-U.S. bonds offer investors solid income opportunities as well as appreciation potential, especially if the ECB makes further interest rate cuts.

POTENTIAL FOR CHANGE IN U.S. CORPORATE BOND MARKETS
Going forward, we expect to see U.S. companies continue to clean up and strengthen their balance sheets to improve their credit quality. We would also anticipate less volatility in the bond markets as investors' faith in the corporate bond market is restored. That may already be happening. In our view, the corporate bond investor's aversion to risk, real or perceived, has begun to shift over the last quarter. Buyers are starting to come back. If business spending were also to pick up, then long-term investors may be well positioned to benefit.

    Respectfully,

/s/ Joseph C. Flaherty, Jr.

    Joseph C. Flaherty, Jr.
    Portfolio Manager

Note to shareholders: Effective on November 1, 2002, Joseph C. Flaherty, Jr. became portfolio manager of the Trust, replacing Stephen C. Bryant.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   JOSEPH C. FLAHERTY, JR., IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND MANAGER OF THE QUANTITATIVE RESEARCH GROUP. HE IS PORTFOLIO MANAGER OF THE GLOBAL ASSET ALLOCATION PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS.

   JOE JOINED MFS AS A FIXED-INCOME QUANTITATIVE RESEARCH ASSOCIATE IN 1993 AND WAS NAMED QUANTITATIVE RESEARCH ANALYST AND ASSISTANT VICE PRESIDENT IN 1996. HE BECAME VICE PRESIDENT AND MANAGER OF THE QUANTITATIVE RESEARCH GROUP IN 1998 AND PORTFOLIO MANAGER IN 1999. HE EARNED A BACHELOR OF SCIENCE DEGREE IN MECHANICAL ENGINEERING FROM TUFTS UNIVERSITY IN 1984 AND AN M.B.A. IN FINANCE FROM BENTLEY COLLEGE IN 1990.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
-------------------------------------------------------------------------------

NUMBER OF SHAREHOLDERS

As of November 30, 2002, our records indicate that there are 5,168 registered shareholders and approximately 34,914 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries. If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

ADDRESS CHANGE
Please use our new mailing address, effective immediately.

        State Street Bank and Trust Company
        c/o MFS Service Center, Inc.
        P.O. Box 55024
        Boston, MA 02205-5024


In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: Seeks to maximize current income.

NEW YORK STOCK EXCHANGE SYMBOL: MCR

   PERFORMANCE SUMMARY

   (For the year ended November 30, 2002)

   NET ASSET VALUE PER SHARE
   November 30, 2001                                             $9.17
   November 30, 2002                                             $9.09

   NEW YORK STOCK EXCHANGE PRICE
   November 30, 2001                                             $8.35
   September 4, 2002 (high)*                                     $8.64
   October 24, 2002 (low)*                                       $8.00
   November 30, 2002                                             $8.26

   * For the period December 1, 2001, through November 30, 2002.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities which may include futures and options. These types of instruments can increase price fluctuation.

Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

These risks may increase share price volatility. Please see the prospectus for details.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments of $100 or more can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the annual meeting of shareholders of MFS Charter Income Trust, which was held on October 1, 2002 the following actions were taken:

ITEM 1. To elect a board of trustees.

                                            NUMBER OF SHARES
                                    -----------------------------------

NOMINEE                                  FOR                 WITHHOLD AUTHORITY
-------------------------------------------------------------------------------
William R. Gutow                      55,074,573.516              1,705,303.145
J. Atwood Ives                        55,070,769.729              1,709,106.932
Abby O'Neill                          55,044,556.628              1,735,320.033
Jeffrey L. Shames                     55,060,704.007              1,719,172.654

ITEM 2. To ratify the selection of Ernst & Young LLP as the independent public accountants for the current fiscal year.

                                    NUMBER OF SHARES
----------------------------------------------------
For                                   55,512,185.806
Against                                  739,236.488
Abstain                                  528,454.367


PORTFOLIO OF INVESTMENTS -- November 30, 2002

Bonds - 96.3%
-------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
ISSUER                                                                     (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------------
U.S. Bonds - 64.1%
  Advertising & Broadcasting - 0.5%
    Paxson Communications Corp. 0s to 2006, 12.25s to 2009                       $ 2,305         $  1,429,100
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                               1,500            1,552,500
                                                                                                 ------------
                                                                                                 $  2,981,600
-------------------------------------------------------------------------------------------------------------
  Aerospace - 0.3%
    Argo Tech Corp., 8.625s, 2007                                                $   220         $    156,200
    K & F Industries, Inc., 9.25s, 2007                                            1,200            1,242,000
                                                                                                 ------------
                                                                                                 $  1,398,200
-------------------------------------------------------------------------------------------------------------
  Airlines
    Airplane Pass-Through Trust, 10.875s, 2019                                   $   222         $      4,445
-------------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.1%
    Westpoint Stevens, Inc., 7.875s, 2008                                        $ 1,650         $    346,500
-------------------------------------------------------------------------------------------------------------
  Automotive - 0.7%
    DaimlerChrysler Corp., 7.45s, 2097                                           $ 1,321         $  1,324,358
    Ford Motor Credit Co., 7.375s, 2011                                            2,766            2,647,715
                                                                                                 ------------
                                                                                                 $  3,972,073
-------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.8%
    Abbey National Capital, 1s, 2049                                             $ 2,159         $  2,590,174
    Credit Suisse First Boston USA, Inc., 6.5s, 2012                               1,907            1,969,931
    GS Escrow Corp., 7s, 2003                                                      4,942            5,103,984
                                                                                                 ------------
                                                                                                 $  9,664,089
-------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 2.0%
    Cox Communications, Inc., 7.125s, 2012                                       $ 3,800         $  3,992,348
    CSC Holdings, Inc., 8.125s, 2009                                               3,450            3,251,625
    Mediacom Broadband LLC, 11s, 2013                                              2,400            2,448,000
    Tele Communications, Inc., 9.8s, 2012                                          1,169            1,330,460
                                                                                                 ------------
                                                                                                 $ 11,022,433
-------------------------------------------------------------------------------------------------------------
  Building - 0.8%
    American Standard, Inc., 7.375s, 2008                                        $ 2,390         $  2,503,525
    Nortek, Inc., 8.875s, 2008                                                     1,145            1,145,000
    Williams Scotsman, Inc., 9.875s, 2007                                          1,000              940,000
                                                                                                 ------------
                                                                                                 $  4,588,525
-------------------------------------------------------------------------------------------------------------
  Building Materials - 0.2%
    CRH America, Inc., 6.95s, 2012                                               $ 1,057         $  1,157,464
-------------------------------------------------------------------------------------------------------------
  Business Services - 1.2%
    Iron Mountain, Inc., 8.75s, 2009                                             $ 1,800         $  1,876,500
    Pierce Leahy Corp., 9.125s, 2007                                               1,100            1,144,000
    Unisystem Corp., 7.875s, 2008                                                  3,300            3,382,500
                                                                                                 ------------
                                                                                                 $  6,403,000
-------------------------------------------------------------------------------------------------------------
  Chemicals
    Sterling Chemicals, Inc., 11.25s, 2007                                       $   125         $     12,500
-------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.3%
    Kindercare Learning Centers, Inc., 9.5s, 2009                                $   855         $    820,800
    Samsonite Corp., 10.75s, 2008                                                    925              749,250
                                                                                                 ------------
                                                                                                 $  1,570,050
-------------------------------------------------------------------------------------------------------------
  Container, Forest & Paper Products - 1.9%
    Ball Corp., 8.25s, 2008                                                      $ 2,975         $  3,123,750
    Buckeye Cellulose Corp., 8.5s, 2005                                            1,010              919,100
    Meadwestvaco Corp., 6.8s, 2032                                                 2,741            2,699,605
    Silgan Holdings, Inc., 9s, 2009                                                2,020            2,100,800
    Weyerhaeuser Co., 6.75s, 2012                                                  1,468            1,565,113
                                                                                                 ------------
                                                                                                 $ 10,408,368
-------------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 3.3%
    Amresco Commercial Mortgage Funding I, 7s, 2029                              $ 3,000         $  2,939,062
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                              3,535            2,967,181
    First Union Lehman Brothers Bank of America, 0s, 2028                         90,215            2,505,873
    First Union Lehman Brothers Commercial, 7s, 2014                                 850              760,357
    Morgan Stanley Capital I, Inc., 7.699s, 2039                                   2,000            1,887,302
    TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                           6,206            6,761,878
                                                                                                 ------------
                                                                                                 $ 17,821,653
-------------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.3%
    L-3 Communications Corp., 7.625s, 2012                                       $ 1,480         $  1,554,000
-------------------------------------------------------------------------------------------------------------
  Energy - 2.8%
    AmeriGas Partners LP, 10.125s, 2007                                          $   510         $    520,200
    AmeriGas Partners LP, 8.875s, 2011                                             3,235            3,364,400
    Devon Financing Corp. ULC, 6.875s, 2011                                        2,529            2,774,487
    Midamerican Energy Holdings Co., 5.875s, 2012                                  4,094            4,032,815
    Ocean Energy, Inc., 4.375s, 2007                                                 935              927,179
    P&L Coal Holdings Corp., 9.625s, 2008                                          2,015            2,125,825
    Valero Energy Corp., 6.875s, 2012                                              1,333            1,356,052
                                                                                                 ------------
                                                                                                 $ 15,100,958
-------------------------------------------------------------------------------------------------------------
  Entertainment - 0.9%
    News America Holdings, Inc., 7.7s, 2025                                      $   530         $    524,323
    Time Warner, Inc., 6.95s, 2028                                                 1,382            1,275,296
    Turner Broadcasting, Inc., 8.375s, 2013                                        2,859            3,079,000
                                                                                                 ------------
                                                                                                 $  4,878,619
-------------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Americo Life, Inc., 9.25s, 2005                                              $   115         $    110,400
    General Motors Acceptance Corp., 7s, 2012                                      2,688            2,623,147
                                                                                                 ------------
                                                                                                 $  2,733,547
-------------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 1.2%
    MGM Mirage, 8.375s, 2011                                                     $ 2,775         $  2,948,437
    Park Place Entertainment Corp., 8.875s, 2008                                   2,500            2,662,500
    Starwood Hotels & Resorts, 7.875s, 2012##                                        800              790,000
                                                                                                 ------------
                                                                                                 $  6,400,937
-------------------------------------------------------------------------------------------------------------
  Machinery - 0.6%
    AGCO Corp., 9.5s, 2008                                                       $ 1,750         $  1,898,750
    Terex Corp., 9.25s, 2011                                                       1,405            1,327,725
                                                                                                 ------------
                                                                                                 $  3,226,475
-------------------------------------------------------------------------------------------------------------
  Media - 2.8%
    Allbritton Communications Co., 9.75s, 2007                                   $ 1,500         $  1,558,125
    Chancellor Media Corp., 8.75s, 2007                                            1,220            1,268,800
    Chancellor Media Corp., 8s, 2008                                               2,000            2,150,000
    Echostar DBS Corp., 9.375s, 2009                                               1,400            1,442,000
    Jones Intercable, Inc., 8.875s, 2007                                           3,150            3,247,344
    Lenfest Communications, Inc., 10.5s, 2006                                      1,900            1,976,000
    LIN Televison Corp., 8.375s, 2008                                              1,000            1,045,000
    Young Broadcasting, Inc., 8.5s, 2008                                           2,600            2,678,000
                                                                                                 ------------
                                                                                                 $ 15,365,269
-------------------------------------------------------------------------------------------------------------
  Media - Cable - 0.4%
    Panamsat Corp., 8.5s, 2012##                                                 $ 2,340         $  2,287,350
-------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.7%
    Fisher Scientific International, Inc., 8.125s, 2012                          $ 1,320         $  1,369,500
    Tenet Healthcare Corp., 6.875s, 2031                                           2,621            2,201,640
                                                                                                 ------------
                                                                                                 $  3,571,140
-------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.5%
    Kinder Morgan Energy Partners, 7.3s, 2033                                    $ 2,638         $  2,771,501
-------------------------------------------------------------------------------------------------------------
  Oil Services - 0.6%
    Chesapeake Energy Corp., 8.125s, 2011##                                      $ 1,645         $  1,727,250
    Pemex Project, 9.125s, 2010                                                    1,014            1,120,470
    Pemex Project, 8.625s, 2022##                                                    620              630,075
                                                                                                 ------------
                                                                                                 $  3,477,795
-------------------------------------------------------------------------------------------------------------
  Pollution Control - 0.9%
    Allied Waste North America, Inc., 10s, 2009                                  $ 2,500         $  2,525,000
    Waste Management, Inc., 7.75s, 2032##                                          2,522            2,611,607
                                                                                                 ------------
                                                                                                 $  5,136,607
-------------------------------------------------------------------------------------------------------------
  Printing & Publishing
    Day International Group, Inc., 11.125s, 2005                                 $   100         $    101,000
-------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.8%
    Kimco Realty Corp., 6s, 2012                                                 $ 1,437         $  1,420,833
    Vornado Realty Trust, 5.625s, 2007                                             2,927            2,941,723
                                                                                                 ------------
                                                                                                 $  4,362,556
-------------------------------------------------------------------------------------------------------------
  Special Products & Services
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                         $   225         $     60,750
-------------------------------------------------------------------------------------------------------------
  Steel
    WCI Steel, Inc., 10s, 2004                                                   $ 1,260         $    289,800
-------------------------------------------------------------------------------------------------------------
  Telecommunications - 0.6%
    Granite Broadcasting Corp., 10.375s, 2005                                    $ 1,537         $  1,262,261
    Granite Broadcasting Corp., 8.875s, 2008                                         675              519,750
    ICG Holdings, Inc., 1s, 2006                                                     875                2,188
    Triton PCS, Inc., 0s to 2003, 11s to 2008                                      1,615            1,421,200
                                                                                                 ------------
                                                                                                 $  3,205,399
-------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.3%
    AT&T Wireless Services, Inc., 8.75s, 2031                                    $   555         $    513,375
    Verizon Wireless, Inc., 5.375s, 2006                                           1,260            1,269,721
                                                                                                 ------------
                                                                                                 $  1,783,096
-------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.4%
    Citizens Communications Co., 8.5s, 2006                                      $   812         $    866,279
    Sprint Capital Corp., 6.875s, 2028                                             1,519            1,122,931
                                                                                                 ------------
                                                                                                 $  1,989,210
-------------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 17.7%
    Federal National Mortgage Assn., 6s, 2017                                    $13,584         $ 14,114,518
    Federal National Mortgage Assn., 6.262s, 2020                                      7                6,900
    Federal National Mortgage Assn., 6.5s, 2031 - 2032                            13,934           14,399,970
    Financing Corp., 0s, 2014                                                     13,519            7,231,935
    Financing Corp., 10.35s, 2018                                                 15,100           22,846,738
    Government National Mortgage Assn., 6.5s, 2028                                 6,804            7,085,299
    Government National Mortgage Assn., 7s, 2031                                  15,420           16,139,504
    Government National Mortgage Assn., 6.5s, 2032                                14,125           14,697,467
                                                                                                 ------------
                                                                                                 $ 96,522,331
-------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 16.0%
    U.S. Treasury Bonds, 10.75s, 2005                                            $ 8,000         $  9,738,752
    U.S. Treasury Bonds, 12s, 2013                                                 7,500           10,707,420
    U.S. Treasury Bonds, 9.875s, 2015                                              5,025            7,515,516
    U.S. Treasury Bonds, 5.375s, 2031                                              4,933            5,176,182
    U.S. Treasury Notes, 4.625s, 2006                                             20,137           21,375,889
    U.S. Treasury Notes, 6.875s, 2006                                              8,000            9,075,000
    U.S. Treasury Notes, 3.25s, 2007                                               6,431            6,439,290
    U.S. Treasury Notes, 3.375s, 2007                                              5,242            5,562,562
    U.S. Treasury Notes, 5s, 2011                                                  3,870            4,118,527
    U.S. Treasury Notes, 4.375s, 2012                                              4,971            5,032,750
    U.S. Treasury Notes, 4.875s, 2012                                              2,722            2,864,480
                                                                                                 ------------
                                                                                                 $ 87,606,368
-------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.0%
    Firstenergy Corp., 5.5s, 2006                                                $ 2,308         $  2,286,995
    Niagara Mohawk Power Corp., 5.375s, 2004                                       2,800            2,887,108
    Northwestern Corp., 7.875s, 2007                                               1,385            1,079,749
    Progress Energy, Inc., 5.85s, 2008                                             2,580            2,640,506
    PSEG Power, 7.75s, 2011                                                        1,903            1,941,829
                                                                                                 ------------
                                                                                                 $ 10,836,187
-------------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.0%
    Verizon Global Funding Corp., 7.375s, 2012                                   $ 5,106         $  5,650,963
-------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                 $350,262,758
-------------------------------------------------------------------------------------------------------------
Foreign Bonds - 32.2%
  Algeria
    Republic of Algeria, 2.625s, 2004 - 2010                                     $   221         $    196,660
-------------------------------------------------------------------------------------------------------------
  Austria - 1.0%
    Republic of Austria, 5.5s, 2007                                           EUR  4,912         $  5,218,789
-------------------------------------------------------------------------------------------------------------
  Brazil - 0.2%
    Federal Republic of Brazil, 8s, 2014                                         $ 1,563         $    955,176
    Federal Republic of Brazil, 8.875s, 2024                                         623              305,270
                                                                                                 ------------
                                                                                                 $  1,260,446
-------------------------------------------------------------------------------------------------------------
  Bulgaria - 0.5%
    National Republic of Bulgaria, 8.25s, 2015##                                 $ 2,397         $  2,600,745
-------------------------------------------------------------------------------------------------------------
  Canada - 5.9%
    Abitibi Consolidated, Inc., 8.55s, 2010 (Forest & Paper Products)            $ 1,398         $  1,476,625
    Abitibi Consolidated, Inc., 8.85s, 2030 (Forest & Paper Products)              1,240            1,253,238
    Government of Canada, 5.75s, 2006                                         CAD  9,140            6,178,334
    Government of Canada, 5.25s, 2008                                              3,737            4,025,814
    Government of Canada, 5.5s, 2009                                               6,800            4,530,132
    Government of Canada, 5.5s, 2010                                               8,618            5,709,941
    Government of Canada, 5.25s, 2012                                              7,964            5,139,017
    Government of Canada, 8s, 2023                                                 4,660            3,863,402
                                                                                                 ------------
                                                                                                 $ 32,176,503
-------------------------------------------------------------------------------------------------------------
  Cayman Islands - 0.4%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks & Credit Cos.)##              $ 2,167         $  2,349,245
-------------------------------------------------------------------------------------------------------------
  Denmark - 1.3%
    Kingdom of Denmark, 7s, 2007                                              DKK 41,210         $  6,218,971
    Kingdom of Denmark, 6s, 2009                                                   5,397              786,247
                                                                                                 ------------
                                                                                                 $  7,005,218
-------------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.2%
    Dominican Republic, 9.5s, 2006##                                             $ 1,072         $  1,141,680
-------------------------------------------------------------------------------------------------------------
  Finland - 1.0%
    Finland Republic, 5.375s, 2013                                            EUR  5,014         $  5,284,641
-------------------------------------------------------------------------------------------------------------
  France - 1.3%
    France Telecom SA, 7.75s, 2011 (Telecom - Wireline)                          $ 2,423         $  2,716,706
    Republic of France, 4.75s, 2012                                           EUR  4,538            4,576,771
                                                                                                 ------------
                                                                                                 $  7,293,477
-------------------------------------------------------------------------------------------------------------
  Germany - 5.0%
    Federal Republic of Germany, 4.5s, 2009                                   EUR 27,076         $ 27,461,107
-------------------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.2%
    Pemex Finance Ltd., 9.69s, 2009 (Financial Services)                         $   915         $  1,060,723
-------------------------------------------------------------------------------------------------------------
  Ireland - 1.6%
    MDP Acquisitions PLC, 9.625s, 2012 (Forest & Paper Products)##               $   970         $  1,011,225
    Republic of Ireland, 4.25s, 2007                                          EUR  3,953            3,989,748
    Republic of Ireland, 5s, 2013                                                  3,786            3,868,913
                                                                                                 ------------
                                                                                                 $  8,869,886
-------------------------------------------------------------------------------------------------------------
  Italy - 1.1%
    Republic of Italy, 5s, 2008                                               EUR  5,873         $  6,093,217
-------------------------------------------------------------------------------------------------------------
  Kazakhstan - 0.2%
    Kaztransoil Co., 8.5s, 2006 (Industrial)##                                   $ 1,002         $  1,027,050
-------------------------------------------------------------------------------------------------------------
  Luxembourg - 0.3%
    Mobile Telesystems Finance, 10.95s, 2004 (Financial Institutions)            $ 1,086         $  1,134,870
    PTC International Finance II S.A., 11.25s, 2009 (Telecommunications)             676              716,560
                                                                                                 ------------
                                                                                                 $  1,851,430
-------------------------------------------------------------------------------------------------------------
  Malaysia - 0.3%
    Petroliam Nasional Berhd, 7.75s, 2015 (Oils)                                 $   970         $  1,072,706
    Petronas Capital Ltd., 7.875s, 2022 (Oils)##                                     350              364,408
                                                                                                 ------------
                                                                                                 $  1,437,114
-------------------------------------------------------------------------------------------------------------
  Mexico - 0.7%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)##                           $   800         $    886,000
    Corp. Durango SA, 13.75s, 2009 (Forest & Paper Products)##                       962              500,240
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                                         1,408            1,520,640
    United Mexican States, 11.5s, 2026                                               653              865,734
                                                                                                 ------------
                                                                                                 $  3,772,614
-------------------------------------------------------------------------------------------------------------
  Netherlands - 1.2%
    Kingdom Of Netherlands, 5s, 2012                                          EUR  6,079         $  6,244,125
    PTC International Finance BV, 0s to 2002, 10.75s to 2007,
      (Telecommunications)                                                       $   195              202,800
                                                                                                 ------------
                                                                                                 $  6,446,925
-------------------------------------------------------------------------------------------------------------
  New Zealand - 1.4%
    Government of New Zealand, 8s, 2006                                       NZD 14,176         $  7,540,196
-------------------------------------------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 9.375s, 2029                                             $ 2,209         $  2,363,630
-------------------------------------------------------------------------------------------------------------
  Russia - 1.3%
    Ministry of Finance Russia, 12.75s, 2028                                     $ 1,715         $  2,263,800
    Russian Federation, 3s, 2006                                                   2,914            2,334,005
    Russian Federation, 5s, 2030##                                                 2,954            2,320,540
                                                                                                 ------------
                                                                                                 $  6,918,345
-------------------------------------------------------------------------------------------------------------
  Singapore - 0.4%
    Flextronics International Ltd., 9.875s, 2010 (Electronics)                   $ 1,890         $  2,060,100
-------------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##                            $ 1,200         $  1,398,869
-------------------------------------------------------------------------------------------------------------
  Spain - 3.1%
    Kingdom of Spain, 7s, 2005                                                   $ 5,930         $  6,544,431
    Kingdom of Spain, 5.35s, 2011                                             EUR  7,700            8,109,505
    Kingdom of Spain, 5.5s, 2017                                                   2,053            2,159,450
                                                                                                 ------------
                                                                                                 $ 16,813,386
-------------------------------------------------------------------------------------------------------------
  Sweden - 0.3%
    Kingdom of Sweden, 5.5s, 2012                                             SEK 16,210         $  1,848,997
-------------------------------------------------------------------------------------------------------------
  United Kingdom - 2.6%
    Barclays Bank PLC, 8.55s, 2049 (Banks & Credit Cos.)##                       $ 2,332         $  2,773,191
    Global Telesystems, Inc., 10.875s, 2008 (Telecommunications)                     165                   17
    U.K. Treasury, 7.25s, 2007                                                GBP  1,785            3,109,245
    U.K. Treasury, 5.75s, 2009                                                     4,970            8,243,303
                                                                                                 ------------
                                                                                                 $ 14,125,756
-------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                              $175,616,749
-------------------------------------------------------------------------------------------------------------

Municipal Bonds - 3.0%
-------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                           (000 OMITTED)
-------------------------------------------------------------------------------------------------------------
    Austin Texas Electric, 5.5s, 2012                                            $ 1,200         $  1,346,052
    Metropolitan Pier & Exposition Authoriy Illinois, 5s, 2028                     4,800            4,711,584
    Metropolitan Transportation Authority New York, 5s, 2032                       2,500            2,462,400
    Missouri State Water Pollution Control Revenue, 5.25s, 2012                    5,260            5,833,919
    Sarasota County Florida Utility Systems Revenue, 5.25s, 2013                   2,010            2,199,583
-------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                            $ 16,553,538
-------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $529,515,828)                                                      $542,433,045
-------------------------------------------------------------------------------------------------------------
Stocks - 0.2%
-------------------------------------------------------------------------------------------------------------
                                                                                  SHARES
-------------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.2%
  Apparel & Textiles - 0.1%
    Sind Holdings, Inc.*                                                           5,720         $    371,800
-------------------------------------------------------------------------------------------------------------
  Manufacturing
    IKS Corp.*                                                                     2,499         $      3,374
-------------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.1%
    Metal Management, Inc.*                                                       93,507         $    355,326
-------------------------------------------------------------------------------------------------------------
  Telecommunications
    ITC Deltacom, Inc.*                                                           63,023         $    170,162
-------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                $    900,662
-------------------------------------------------------------------------------------------------------------
Foreign Stocks
  United Kingdom
    Colt Telecom Group PLC (Telecommunications)*                                   1,256         $      3,428
-------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,869,467)                                                       $    904,090
-------------------------------------------------------------------------------------------------------------
Warrants
-------------------------------------------------------------------------------------------------------------
    Loral Orion Network Systems, Inc., Expire 1/15/07*
      (Telecommunications)                                                         1,625         $      1,625
    Loral Orion Network Systems, Inc., Expire 1/15/07*
      (Telecommunications)                                                           750                3,750
    Ono Finance PLC* (Media)                                                       1,000                   10
-------------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $167,394)                                                       $      5,385
-------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.0%
-------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                           (000 OMITTED)
-------------------------------------------------------------------------------------------------------------
    Merrill Lynch Repo Treasury, dated 11/29/02, due 12/02/02, total to be received $5,710,638 (secured by various U.S.
      Treasury and Federal Agency obligations in a jointly traded
      account), at Cost                                                          $ 5,710         $  5,710,000
-------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $540,262,689)                                                $549,052,520

Other Assets, Less Liabilities - (0.5)%                                                            (2,771,287)
-------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                              $546,281,233
-------------------------------------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S.
Dollar. A list of abbreviations is shown below:

              CAD=           Canadian Dollars            GBP=      British Pounds
              DKK=           Danish Kroner               NZD=      New Zealand Dollars
              EUR=           Euro Dollars                SEK=      Swedish Kroner

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $540,262,689)            $549,052,520
  Investment of cash collateral for securities loaned, at
    identified cost and value                                        67,516,834
  Net receivable for forward foreign currency exchange contracts        198,481
  Net receivable for forward foreign currency exchange contracts
    subject to master netting agreements                                 28,181
  Receivable for investments sold                                     3,736,587
  Interest receivable                                                 8,374,154
  Other assets                                                            4,752
                                                                   ------------
      Total assets                                                 $628,911,509
                                                                   ------------
Liabilities:
  Payable to custodian                                             $    150,827
  Collateral for securities loaned, at value                         67,516,834
  Payable to dividend disbursing agent                                  205,559
  Payable for Treasury shares reacquired                                330,882
  Payable for investments purchased                                  11,068,019
  Net payable for forward foreign currency exchange contracts         2,357,924
  Net payable for forward foreign currency exchange contracts
    subject to master netting agreements                                453,075
  Payable to affiliates -
    Management fee                                                       27,943
    Transfer and dividend disbursing agent fee                            8,556
  Accrued expenses and other liabilities                                510,657
                                                                   ------------
      Total liabilities                                            $ 82,630,276
                                                                   ------------
Net assets                                                         $546,281,233
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $628,071,240
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      6,313,928
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (84,748,417)
  Accumulated net investment loss                                    (3,355,518)
                                                                   ------------
      Total                                                        $546,281,233
                                                                   ============
Shares of beneficial interest outstanding (64,693,883 shares
  authorized less 4,601,344 treasury shares)                        60,092,539
                                                                    ==========
Net asset value per share (net assets / shares of beneficial
  interest outstanding)                                                $9.09
                                                                       =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
-------------------------------------------------------------------------------
Net investment income:
    Income -
      Interest                                                     $ 35,530,774
      Dividends                                                         607,719
                                                                   ------------
        Total investment income                                    $ 36,138,493
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,472,289
    Trustees' compensation                                              143,480
    Transfer and dividend disbursing agent fee                          100,666
    Administrative fee                                                   51,240
    Custodian fee                                                       363,235
    Investor communication expense                                      337,512
    Printing                                                             39,487
    Auditing fees                                                        38,200
    Postage                                                              26,798
    Legal fees                                                            2,827
    Miscellaneous                                                        77,054
                                                                   ------------
      Total expenses                                               $  4,652,788
    Fees paid indirectly                                                (31,528)
                                                                   ------------
      Net expenses                                                 $  4,621,260
                                                                   ------------
        Net investment income                                      $ 31,517,233
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(20,615,951)
    Written option transactions                                           4,756
    Foreign currency transactions                                    (2,622,871)
                                                                   ------------
        Net realized loss on investments and foreign currency
          transactions                                             $(23,234,066)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 26,185,597
    Translation of assets and liabilities in foreign currencies      (4,923,726)
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 21,261,871
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $ (1,972,195)
                                                                   ------------
          Increase in net assets from operations                   $ 29,545,038
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                     2002                        2001
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $  31,517,233               $  40,604,777
  Net realized loss on investments and foreign currency
    transactions                                                     (23,234,066)                (27,452,873)
  Net unrealized gain on investments and foreign currency
    translation                                                       21,261,871                  27,235,691
                                                                   -------------               -------------
    Increase in net assets from operations                         $  29,545,038               $  40,387,595
                                                                   -------------               -------------
Distributions declared to shareholders -
  From net investment income                                       $ (29,555,338)              $ (39,103,342)
  From paid-in capital                                                (5,548,996)                 (3,061,532)
                                                                   -------------               -------------
    Total distributions declared to shareholders                   $ (35,104,334)              $ (42,164,874)
                                                                   -------------               -------------
Net decrease in net assets from Trust share transactions              (4,773,607)                 (2,713,656)
                                                                   -------------               -------------
    Total decrease in net assets                                   $ (10,332,903)              $  (4,490,935)
Net assets:
  At beginning of period                                             556,614,136                 561,105,071
                                                                   -------------               -------------
  At end of period (including accumulated net investment loss
    of $3,355,518 and $6,738,826, respectively)                    $ 546,281,233               $ 556,614,136
                                                                   =============               =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                   2002             2001            2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $ 9.17           $ 9.20          $ 9.71          $10.39         $10.69
                                                        ------           ------          ------          ------         ------
Income from investment operations#  (S)(S) -
  Net investment income                                  $0.52           $ 0.67          $ 0.72          $ 0.72         $ 0.77
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (0.02)           (0.01)          (0.45)          (0.65)         (0.25)
                                                        ------           ------          ------          ------         ------
      Total from investment operations                   $0.50           $ 0.66          $ 0.27          $ 0.07         $ 0.52
                                                        ------           ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                            $(0.49)          $(0.64)         $(0.61)         $(0.68)        $(0.77)
  In excess of net investment income                      --               --              --              --            (0.05)
  From paid-in capital                                   (0.09)           (0.05)          (0.17)          (0.07)          --
                                                        ------           ------          ------          ------         ------
      Total distributions declared to shareholders      $(0.58)          $(0.69)         $(0.78)         $(0.75)        $(0.82)
                                                        ------           ------          ------          ------         ------
Net asset value - end of period                         $ 9.09           $ 9.17          $ 9.20          $ 9.71         $10.39
                                                        ------           ------          ------          ------         ------
Per share market value - end of period                  $ 8.26           $ 8.35          $ 8.44          $ 8.06         $ 9.94
                                                        ======           ======          ======          ======         ======
Total return                                              5.99%            6.92%          14.66%         (11.88)%        11.30%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              0.85%            0.91%           0.93%           0.88%          0.87%
  Net investment income                                   5.80%            7.18%           7.53%           7.17%          7.25%
Portfolio turnover                                         137%              98%            113%            121%           174%
Net assets at end of period (000 omitted)             $546,281         $556,614        $561,105        $632,594       $697,881

     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       November 30, 2002 was to decrease net investment income per share by $0.02, increase net realized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.24%. Per share, ratios, and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Charter Income Trust (the trust) is a non-diversified Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trust selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2002, the value of securities loaned was $66,172,458. These loans were collateralized by cash of $67,516,834 which was invested in the following short-term obligations:

                                                   PRINCIPAL     AMORTIZED COST
                                                      AMOUNT          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      67,516,834        $67,516,834
                                                                    -----------

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Common types of book and tax differences that could occur include differences in accounting for foreign currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended November 30, 2002 and November 30, 2001 was as follows:

                                                  NOVEMBER 30,      NOVEMBER 30,
                                                         2002              2001
-------------------------------------------------------------------------------
            Distributions declared from:
                         Ordinary income          $29,555,338       $39,103,342
                   Tax return of capital            5,548,996         3,061,532
                                                  -----------       -----------
            Total distributions declared          $35,104,334       $42,164,874
                                                  ===========       ===========

During the year ended November 30, 2002, accumulated net investment loss decreased by $6,970,409, accumulated net realized loss on investments and foreign currency transactions increased by $1,020,054, and paid-in capital decreased by $5,950,355 due to differences between book and tax accounting for mortgage-backed securities, currency transactions, and amortization and accretion on debt securities. In addition, $5,548,996 was designated a tax return of capital distribution. This change had no effect on the net assets or net asset value per share. At November 30, 2002, accumulated net investment loss and net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses, defaulted bonds, foreign currency transactions, and amortization and accretion on debt securities.

As of November 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

        Undistributed ordinary income                 $     --
        Undistributed long-term capital gain                --
        Capital loss carryforward                      (79,675,399)
        Unrealized gain                                  3,604,345
        Other temporary differences                     (5,718,953)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on.

            EXPIRATION DATE
            November 30, 2003             $   (862,425)
            November 30, 2007              (18,771,920)
            November 30, 2008              (14,734,304)
            November 30, 2009              (21,791,609)
            November 30, 2010              (23,515,141)
                                          -------------
            Total                         $(79,675,399)
                                          ============

(3) Transactions with Affiliates

Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.32% of the trust's average daily net assets and 4.57% of investment income.

The trust pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the trust that will fluctuate with the performance of the trust. Included in Trustees' compensation is a net increase of $9,234 as a result of the change in the trust's pension liability under this plan and a pension expense of $13,137 for inactive trustees for the year ended November 30, 2002. Also included in Trustees' compensation is a one-time settlement expense of $5,825 and a one- time transition expense of $37,111.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                       0.0175%
            Next $2.5 billion                      0.0130%
            Next $2.5 billion                      0.0005%
            In excess of $7 billion                0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES           SALES
-------------------------------------------------------------------------------
U.S. government securities                         $276,838,006    $276,730,098
                                                   ------------    ------------
Investments (non-U.S. government securities)       $441,712,807    $437,841,493
                                                   ============    ============

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $545,335,707
                                                                   ------------
Gross unrealized appreciation                                      $ 16,454,224
Gross unrealized depreciation                                       (12,737,411)
                                                                   ------------
    Net unrealized appreciation                                    $  3,716,813
                                                                   ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 64,693,883 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                    YEAR ENDED NOVEMBER 30, 2002    YEAR ENDED NOVEMBER 30, 2001
                    ----------------------------    ----------------------------
                            SHARES        AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Treasury shares
  reacquired              (579,900)   (4,773,607)      (316,600)    (2,713,656)
                          --------    ----------       --------     ----------

In accordance with the provisions of the trust's prospectus, 579,900 shares of beneficial interest were purchased by the trust during year ended November 30, 2002 at an average price per share of $8.23 and a weighted average discount of 9.02% per share. The trust repurchased 316,600 shares of beneficial interest during the year ended November 30, 2001, at an average price per shares of $8.57 and a weighted average discount of 7.84% per share.

(6) Line of Credit
The trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the year ended November 30, 2002, was $4,716. The trust had no borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off- balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                   NUMBER OF          PREMIUMS
                                                   CONTRACTS          RECEIVED
------------------------------------------------------------------------------
Outstanding, beginning of period                          --         $   --
Options written                                            1             4,756
Options expired                                           (1)           (4,756)
                                                         ---         ---------
Outstanding, end of period                                --         $   --
                                                         ===         =========

At November 30, 2002, the trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
       SETTLEMENT DATE           DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
       12/16/02               CAD     34,658,454       $ 21,969,768      $ 22,132,726         $  (162,958)
       12/16/02               DKK    120,581,031         15,818,662        16,116,731            (298,069)
       12/16/02               EUR     77,413,333         75,982,627        76,814,121            (831,494)
       12/16/02               GBP      7,998,181         12,428,233        12,421,087               7,146
       12/16/02               NZD     32,790,516         15,242,344        16,291,411          (1,049,067)
       12/16/02               SEK      6,141,750            680,265           676,335               3,930
                                                       ------------      ------------         -----------
                                                       $142,121,899      $144,452,411         $(2,330,512)
                                                       ============      ============         ===========
Purchases
       12/16/02               CAD         89,877       $     57,006      $     57,395         $       389
       12/16/02               DKK     65,191,845          8,636,306         8,713,472              77,166
       12/16/02               EUR      7,650,291          7,481,225         7,591,075             109,850
       12/16/02               GBP      3,405,805          5,304,215         5,289,177             (15,038)
       12/16/02               NZD     17,612,421          8,751,729         8,750,431              (1,298)
                                                       ------------      ------------         -----------
                                                       $ 30,230,481      $ 30,401,550         $   171,069
                                                       ============      ============         ===========

At November 30, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $28,181 with Credit Suisse First Boston Corp. and net payable of $453,075 with DB Clearing Services.

At November 30, 2002, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
As required, effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to December 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $3,914,186 reduction in cost of securities and a corresponding $3,914,186 increase in net unrealized appreciation, based on securities held by the fund on December 1, 2001.

The effect of this change for the year ended November 30, 2002 was to decrease net investment income by $1,285,943, increase net unrealized appreciation by $735,369, and increase net realized gains by $550,574. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Charter Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust (the Fund), including the portfolio of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Trust at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 10, 2003

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   FOR THE YEAR ENDED NOVEMBER 30, 2002, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 2.05%.
-------------------------------------------------------------------------------

MFS(R) CHARTER INCOME TRUST

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       TRANSFER AGENT, REGISTRAR AND
Massachusetts Financial Services Company                 DIVIDEND DISBURSING AGENT
500 Boylston Street                                      State Street Bank and Trust Company
Boston, MA 02116-3741                                    c/o MFS Service Center, Inc.
                                                         P.O. Box 55024
PORTFOLIO MANAGER                                        Boston, MA 02205-8016
Joseph C. Flaherty, Jr.+                                 1-800-637-2304

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

AUDITORS
Ernst & Young LLP


+ MFS Investment Management

MFS(R) CHARTER INCOME TRUST                                     ---------------
                                                                   PRSRT STD
                                                                 U.S. POSTAGE
[Logo] M F S(R)                                                      PAID
INVESTMENT MANAGEMENT                                                 MFS
                                                                ---------------
500 Boylston Street
Boston, MA 02116-3741


(C)2003 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.

                                                             MCR-ANN  1/03  53M